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FORM CD-451                                              U.S. DEPARTMENT OF COMMERCE    [ ] GRANT          X COOPERATIVE AGREEMENT
(REV 10/98)
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                                                                                       ACCOUNTING CODE
                                    AMENDMENT TO                                       N/A
                             FINANCIAL ASSISTANCE AWARD                               ----------------------------------------------
                                                                                       AWARD NUMBER
                                                                                       NCR 92-18742
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RECIPIENT NAME                                                                         AMENDMENT NUMBER
Network Solutions, Incorporated                                                        Fifteen  (15)
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STREET ADDRESS                                                                         EFFECTIVE DATE
505 Huntmar Park Drive                                                                 Upon Execution
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CITY, STATE, ZIP CODE                                                                  EXTEND WORK COMPLETION TO
Herndon, Virginia 22070                                                                N/A
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CFDA NO. AND PROJECT TITLE
11. National Telecommunications and Information Administration
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COSTS ARE REVISED                    PREVIOUS                     ADD                       DEDUCT                      TOTAL
AS FOLLOWS:     N/A               ESTIMATED COST                                                                   ESTIMATED COST
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FEDERAL SHARE OF COST
                                 $                          $                          $                          $
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RECIPIENT SHARE OF COST
                                 $                          $                          $                          $
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TOTAL ESTIMATED COST
                                 $                          $                          $                          $
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REASON(S) FOR AMENDMENT

To extend the test bed phase (Phase 1) of Shared Registration System development as stated in the Shared Registry Section of
Amendment Number 11, as revised by Amendment 12 and 14, until August 6, 1999.










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This Amendment approved by the Grants Officer is issued in triplicate and constitutes an obligation of Federal funding.
By signing the three documents, the Recipient agrees to comply with the Amendment provisions checked below and attached, as well as previous provisions incorporated into the Award. Upon acceptance by the Recipient, two signed Amendment documents shall be returned to the Grants Officer and the third document shall be retained by the Recipient. If not signed and returned without modification by the Recipient within 30 days of receipt, the Grants Officer may unilaterally terminate this Amendment.


 X  Special Award Conditions


[ ] Line Item Budget


[ ] Other(s) _____________________________________________________________________________________________________________________

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SIGNATURE OF DEPARTMENT OF COMMERCE GRANTS OFFICER                                                                DATE
Betty L. Cassidy                           /s/ Gayle Johnson
Acting Grants Officer, Office of Executive Assistance Management                                                  7/15/99
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TYPED NAME, TYPED TITLE, AND SIGNATURE OF AUTHORIZED RECIPIENT OFFICIAL
                                                                 David M. Graves
          /s/ D.M. Graves                                        Director, Business Affairs                       7/16/99
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                            SPECIAL AWARD CONDITIONS
                                  NCR 92-18742
                          Amendment Number Fifteen (15)

1. Section 4 of the time line for the development of the Shared Registration System stated in Amendment Number 11, Shared Registry Section, as revised in Amendment 12 and 14, is revised as follows:

      4. BY AUGUST 6, 1999, the Shared Registration System will be deployed by NSI and available to support multiple licensed Accredited Registrars offering registration services within the gTLDs for which NSI now acts as a registry. (Phase 2)

2. Except as modified by this amendment, the terms and conditions of this Cooperative Agreement, as amended, are unchanged.